As filed with the Securities and Exchange Commission on January 16, 2015

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

Prudential Investment Portfolios 3

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of beneficial interest, par value $0.001 per share, of Prudential Strategic Value Fund, a series of the Registrant.

It is proposed that this filing become effective on February 17, 2015, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

TARGET LARGE CAPITALIZATION VALUE PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

February 17, 2015

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the “Proposal”) whereby all of the assets of the Target Large Capitalization Value Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), would be acquired by Prudential Strategic Value Fund (the “Prudential Fund,” and together with the Target Portfolio, the “Funds”), a series of Prudential Investment Portfolios 3 (“PIP 3”), and the Prudential Fund would assume all of the liabilities of the Target Portfolio (the “Reorganization”). Each of the Trust and PIP 3 is a Delaware statutory trust. The shareholders’ meeting (the “Meeting”) is scheduled for Wednesday, May 6, 2015 at 3:00 p.m. Eastern time.

The Board of Trustees of the Trust has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Target Portfolio for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with substantially similar investment objectives and similar investment policies to those of the Target Portfolio, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•By Telephone. Have your proxy card available. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future purchases will automatically be made in shares of the Prudential Fund. The Reorganization is expected to occur on or about the close of business on May15, 2015, if shareholder approval is obtained by the May 6, 2015 meeting date. If the meeting date is adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6929 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

TARGET LARGE CAPITALIZATION VALUE PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Target Large Capitalization Value Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Wednesday, May 6, 2015, at 3:00 p.m. Eastern time, for the following purposes:

1. To approve or disapprove a Plan of Reorganization under which the Target Portfolio will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Strategic Value Fund (the “Prudential Fund”), a series of Prudential Investment Portfolios 3 (“PIP 3”), a Delaware statutory trust, and the Target Portfolio will be dissolved (the “Proposal”). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of the Trust has fixed the close of business on February 5, 2015 as the record date for the determination of the shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs

Secretary

Dated: February 17, 2015

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust’s website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation c/o John Smith, President	John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee

C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS AND PROXY STATEMENT

PROXY STATEMENT

for

TARGET LARGE CAPITALIZATION VALUE PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST

and

PROSPECTUS

for

PRUDENTIAL STRATEGIC VALUE FUND, A SERIES OF

PRUDENTIAL INVESTMENT PORTFOLIOS 3

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated February 17, 2015

Acquisition of the Assets and Assumption of the Liabilities of

Target Large Capitalization Value Portfolio

By and in Exchange for Shares of Prudential Strategic Value Fund

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to the shareholders of the Target Large Capitalization Value Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of the Target Portfolio and at any adjournments or postponements thereof (the “Meeting”).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Wednesday, May 6, 2015 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about March 6, 2015.

The purpose of the Meeting is for shareholders of the Target Portfolio to vote on a Plan of Reorganization (the “Plan”) under which the Target Portfolio will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Prudential Strategic Value Fund (the “Prudential Fund”), a series of Prudential Investment Portfolios 3 (“PIP 3”), a Delaware statutory trust, in exchange for shares of the Prudential Fund, which will be distributed to shareholders of the Target Portfolio, and the subsequent cancellation of shares of the Target Portfolio and its liquidation and dissolution (the “Reorganization”).  In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund and each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund. As part of the Reorganization, Class R shares will be created for the Prudential Fund in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. Each of the Target Portfolio and the Prudential Fund is a “Fund” and together are referred to as the “Funds.”

If the shareholders of the Target Portfolio approve the Plan, they will become shareholders of the Prudential Fund.

The investment objectives and policies of the Funds are similar. The investment objective of the Target Portfolio is to seek total return consisting of capital appreciation and dividend income, while the investment objective of the Prudential Fund is to seek long-term growth of capital.  The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. The Prudential Fund invests in a diversified portfolio of large-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings (P/E), price-to-cash-flow (P/CF), and price-to-book (P/B) ratios. The Prudential Fund seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities. Although the Prudential Fund currently intends to invest in large capitalization companies, the Fund may buy common stocks of companies of every size, including small- and medium- sized capitalizations. Certain important differences in the Funds’ policies, such as the Target Portfolio’s greater ability to invest in asset backed securities, foreign securities and no investment limitation with respect to derivative instruments as well as the Prudential Fund’s principal strategies that it may invest in exchange traded funds (“ETFs”) and real estate investment trusts (“REITS”), which are not principal investments of the Target Portfolio, are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Prudential Fund that you should know about before voting. You should retain it for future reference. Additional information about the Prudential Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•                  The Prospectus for the Prudential Fund, dated April 30, 2014, which has been filed with the SEC and is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•                  The Statement of Additional Information (“SAI”) for the Prudential Fund, dated April 30, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•                  An SAI, dated February 17, 2015, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•                  An Annual Report to Shareholders for the Prudential Fund for the fiscal year ended February 28, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•                  A Semi-Annual Report to Shareholders for the Prudential Fund for the period ended August 31, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Prudential Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund’s Annual Report to shareholders for its fiscal year ended February 28, 2014 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the Prudential Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2014 (Exhibit D to this Prospectus/Proxy Statement and which is enclosed) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Target Portfolio and the Prudential Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that the shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan. The Target Portfolio does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted, if any. If the Target Portfolio were to sell its investments in a significant amount in anticipation of the Reorganization, the Target Portfolio could generate capital gains for shareholders if such gains exceeded the Target Portfolio’s available capital loss carryforwards.

The Target Portfolio is a series of the Trust and the Prudential Fund is a series of PIP 3, each an open-end investment company organized as a Delaware statutory trust.

If the shareholders of the Target Portfolio vote to approve the Plan, the assets of the Target Portfolio will be transferred to, and all of the liabilities of the Target Portfolio will be assumed by, the Prudential Fund in exchange for an equal dollar value of shares of the Prudential Fund. Shareholders of the Target Portfolio will have their Class T and Class R shares exchanged for Class Z and Class R shares, respectively, of the Prudential Fund of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Prudential Fund. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. After the transfer of assets and exchange of shares has been completed, the Target Portfolio will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Prudential Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Trustees of the Trust and the Board of Trustees of PIP 3 have determined that the proposed Reorganization is in the best interests of the Target Portfolio and the Prudential Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of the Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Target Portfolio at the close of business on February 5, 2015 (the “Record Date”) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Portfolio. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the total outstanding voting shares of the Target Portfolio.

For the purpose of this vote, a 1940 Act Majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Portfolio (the “1940 Act Majority”).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Prudential Fund, you should read the Prospectus (enclosed as Exhibit B) for the Prudential Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Prudential Fund’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives and policies of the Funds are similar. The investment objective of the Target Portfolio is to seek total return consisting of capital appreciation and dividend income, while the investment objective of the Prudential Fund is to seek long-term growth of capital.  The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index (as of July 31, 2014 the median market capitalization of the index was approximately $7.41 billion). The Prudential Fund invests in a diversified portfolio of large-cap company stocks the subadviser believes are attractively priced as described in greater detail below. The Prudential Fund invests at least 80% of its investable assets in equity and equity-related securities. Certain important differences in the Funds’ policies, such as the Target Portfolio’s greater ability to invest in asset backed securities, foreign securities and no investment limitation with respect to derivative instruments as well as the Prudential Fund’s principal strategies that it may invest in ETFs and REITs, which are not principal investments of the Target Portfolio, are explained in more detail below.

The subadvisers to the Target Portfolio are Epoch Investment Partners, Inc. (“Epoch”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”) and NFJ Investment Group LLC (“NFJ”). The subadviser to the Prudential Fund is Quantitative Management Associates LLC (“QMA”), an affiliate of the investment manager of both Funds, Prudential Investments LLC (the “Manager” or “PI”).

As shown in the table below, based upon the investment policies and restrictions of the Funds, the Target Portfolio may have greater exposure to debt investments, asset backed securities, foreign securities and derivative investments.  Foreign investments are a principal strategy of the Target Portfolio and not the Prudential Fund, while REITs and ETFs are principal strategies of the Prudential Fund and not of the Target Portfolio.  The Prudential Fund generally invests in a diversified portfolio of large-cap companies stocks; however, it may invest in companies of any capitalization, while the Target Portfolio may only invest up to 20% of its investments in companies that have a market capitalization lower than large capitalization companies.

Comparison of Investment Policies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

	Target Portfolio	Prudential Fund

Investment Objective	Total return consisting of capital appreciation and dividend income.	Long-term growth of capital.

Principal Investments/Investment Strategy

The Target Portfolio seeks investments that will increase in value as well as pay the Portfolio dividends. To achieve the Target Portfolio’s objective, the subadvisers invest in large company stocks that the subadvisers believe are undervalued, and have an above-average potential to increase in price, given the company’s sales, earnings, book value, and cash flow.

The Prudential Fund invests in a diversified portfolio of large-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings (P/E), price-to-cash-flow (P/CF), and price-to-book (P/B) ratios. Although the strategy emphasizes attractive valuations, the subadviser also considers other quantifiable characteristics. Such characteristics may include measures of earnings quality, external financing, or trends in the earnings outlook. The emphasis placed on valuation and other factors may vary over time and with market conditions. Quantitative techniques also guide portfolio construction. To manage risk, the subadviser limits certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team may also exercise judgment when evaluating underlying data and positions recommended by its quantitative process.

Investment Strategy	The Target Portfolio does not have a similar policy.	The Prudential Fund expects to be fully invested, holding less than 5% of its total assets in cash under normal market circumstances.

Equity and Equity-related Securities

The Target Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of large companies.  Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index.

As of July 31, 2014, the Russell 1000 Index’s median market capitalization was approximately $7.41 billion, and the largest company by market capitalization was $576.26 billion. Market capitalization is measured at the time of purchase.

The Prudential Fund invests at least 80% of its investable assets in equity and equity-related securities.

Although the Prudential Fund currently intends to generally invest in large capitalization companies, the Prudential Fund may buy common stocks of companies of every size, including small- and medium-capitalization.

The Prudential Fund currently considers large capitalization companies as companies with market capitalizations within the range of companies included in the Russell 1000 Index or the S&P 500 Index. The market capitalizations within the range may vary, but as of March 31, 2014, the largest company in the Russell 1000 Index was approximately $503.810 billion, and the median company size was approximately $7.601 billion. Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered large capitalization for purposes of achieving the Prudential Fund’s investment objective.

Debt Securities	The Target Portfolio may invest up to 20% of investable assets in debt obligations.	The Prudential Fund does not have a similar policy.

Money Market Instruments	The Target Portfolio may invest up to 20% of investable assets normally in money market instruments; up to 100% on	The Prudential Fund may invest up to 100% in money market instruments on temporary basis.

temporary basis.

Asset Backed Securities	The Target Portfolio usually invests less than 10% in asset backed securities.	The Prudential Fund does not have a similar policy.

Foreign Securities	The Target Portfolio may invest up to 30% of investable assets in foreign securities.	The Prudential Fund may invest up to 20% of its investable assets in foreign securities.

REITs	Although the Target Portfolio may invest in REITs, it does not have a similar investment policy.	The Prudential Fund may invest up to 25% of investable assets in REITs.

Derivatives	The Target Portfolio may invest without limit in derivatives.

The Prudential Fund may invest up to 25% of net assets in derivatives.  Derivatives (primarily futures contracts) are primarily used to manage cash flows in mutual funds managed by the subadviser. On occasion, derivatives may also be used to manage “factor” exposures (e.g., small size). Trading in derivatives is generally not considered to be a primary strategy of the Prudential Fund. From time-to-time, depending upon market conditions, asset flows or changes in model structure, derivatives exposure may exceed 5%, although the subadviser does not anticipate such exposures to be permanent.

Short Sales (including short sales against-the-box)

The Target Portfolio may make short sales of securities, or maintain a short position if, when added together, no more than 25% of the value of the Target Portfolio’s net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

The Prudential Fund may invest up to 25% of net assets in short sales.

Borrow	The Target Portfolio may borrow up to 20% of total assets.	The Prudential Fund may borrow up to 33 1/3% of total assets.

Floating Rate Securities	The Target Portfolio usually invests less than 10% of its investable assets in adjustable/floating rate securities.	The Prudential Fund does not have a similar policy.

Illiquid Securities	The Target Portfolio may invest up to 15% of net assets in illiquid securities.	The Prudential Fund may invest up to 15% of net assets in illiquid securities.

ETFs	The Target Portfolio may invest in exchange traded funds as a non-principal strategy.	The Prudential Fund may invest in exchange traded funds as a principal strategy.

Performance Benchmarks	Russell 1000 Value Index and S&P 500 Index	Russell 1000 Value Index and S&P 500 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.  The table below compares the principal risks of the Funds.

Principal Risks	Target Portfolio	Prudential Fund

Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation.

	Yes	Yes

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

	Yes	Yes

Equity Securities Risks. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

	Yes	Yes

Style Risk. The risk that the particular investment style followed by the Target Portfolio may be out of favor for a period of time.	Yes	The Prudential Fund is only subject to Value Style Risk.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

	No	Yes

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

	Although this is not specifically disclosed as a principal risk of the Target Portfolio, such investments are a principal strategy of the Target Portfolio.	Yes

Foreign Securities Risk.  Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets a Fund holds and a Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, a Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

	Yes	Although the Prudential Fund may engage in foreign equity securities, such transactions are not a principal risk of the Prudential Fund.

Market Risk. The securities markets are volatile and the market prices of a Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by a Fund fall, the value of your investment in a Fund will decline.

	Yes	Yes

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

	Although this is not specifically disclosed as a principal risk of the Target Portfolio, the Target Portfolio is subject to management risk.	Yes

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to

	No	Yes

shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. Small capitalization REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs may incur significant amounts of leverage. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.

ETFs. Because ETFs (which are registered investment companies) are effectively portfolios of securities, the subadviser believes that the unsystematic risk (risk associated with certain issuers rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers. The Fund may invest in long or short positions in broad-based ETFs, as well as industry-specific ETFs. There may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole.

No	Yes

Comparison of Other Policies

Convertible and Preferred Securities. Each Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities—such as bonds, corporate notes and preferred stock—that the Fund can convert into the company’s common stock or some other equity security.

Exchange-Traded Notes (ETNs). The Target Portfolio may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.

Temporary Defensive Investments.  In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund’s ability to achieve its investment objectives, but may help to preserve each Fund’s assets.

Investments in Affiliated Funds.  Each Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the 1940 Act. Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Funds to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Funds to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated funds, however, do not pay a management fee to the Manager. Thus, shareholders of each Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of each Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Money Market Instruments.  Each Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Repurchase Agreements.  The Prudential Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements and Dollar Rolls. The Target Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Target Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a fund. Borrowing, including reverse repurchase agreements, shall not exceed 33 1/3% of each Fund’s total assets.

The Target Portfolio also may enter into dollar rolls. In a dollar roll, the Target Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Target Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Target Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Target Portfolio may decline below the price of the securities the Target Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Target Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Target Portfolio’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Derivative Strategies. The Target Portfolio may utilize derivative strategies without limit, while the Prudential Fund may not exceed 25% of its net assets (although the Prudential Fund generally does not expect to exceed 5% of its net assets). Each Fund  may use various derivative strategies to try to improve its returns. A Fund may also use hedging techniques to try to protect its assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund’s overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When a Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. Each Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. The Prudential Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Options on Securities and Financial Indexes. The Prudential Fund may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Foreign Securities. The Prudential Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities , including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

U.S. Government Securities. The Target Portfolio and the Prudential Fund may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Funds may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of Fannie Mae, Freddie Mac and the Student Loan Marketing Association (SLMA or “Sallie Mae”), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes “strips” its debt obligations into their component parts: the U.S. Government’s obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Debt Obligations. The Target Portfolio may invest in debt obligations for their appreciation potential. The Target Portfolio may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody’s or the equivalent by another major rating service. The Target Portfolio may also invest in asset-backed securities from time to time, while the Prudential Fund’s debt investments, if any, will primarily be in money market debt instruments and debt obligations issued or guaranteed by the U.S. Government.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Except as noted, each Fund has adopted substantially similar fundamental investment restrictions, whereby it shall not:

1.              Issue senior securities, borrow money or pledge its assets, except that (1) the Target Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings and (2) the Prudential Fund may issue senior securities or borrow money or pledge its assets as permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, “the 1940 Act Laws, Interpretations and Exemptions”).

•                  With regards to the Target Portfolio, for purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.  the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

•                  With regards to the Prudential Fund, for purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to the Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security. For purposes of this restriction, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

2.              Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  The Prudential Fund relies on the Global Industry Classification System (GICS), published by S&P in determining industry classification. The Prudential Fund’s reliance on the classification system is not a fundamental policy of the Prudential Fund and, therefore, can be changed without shareholder approval.

•                  The Target Portfolio relies on The North American Industry Classification System.(1) The Portfolio’s reliance on this classification system is not a fundamental policy of the Portfolio and, therefore, can be changed without shareholder approval.

(1) The North American Industry Classification System (NAICS) was developed under the direction and guidance of the Office of Management and Budget (OMB) as the standard for use by Federal statistical agencies in classifying business establishments for the collection, tabulation, presentation, and analysis of statistical data describing the U.S. economy. Use of the standard provides uniformity and comparability in the presentation of these statistical data. NAICS is based on a production-oriented concept, meaning that it groups establishments into industries according to similarity in the processes used to produce goods or services. NAICS replaced the Standard Industrial Classification (SIC) system in 1997.

3.              Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

4.              Buy or sell real estate.

With regard to the Prudential Fund, for purposes of this restriction, investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Prudential Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

With respect to the Target Portfolio, for purposes of this restriction, the Target Portfolio may not buy or sell interests in real estate, except that the Target Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Prudential Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the Investment Company Act Laws, Interpretations and Exemptions.

The Target Portfolio also has the following fundamental policies under which it may not:

•                  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

•                  Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

•                  Purchase any security (other than obligations of the US Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1)of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.

•                  Make investments for the purpose of exercising control or management.

•                  Make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 33 1/3% of the value of the Fund’s total assets. For purposes of this limitation on securities lending, the value of the Fund’s total assets includes the collateral received in the transactions.

•                  Purchase more than 10% of all outstanding voting securities of any one issuer.

The Prudential Fund also has the following fundamental policies where it may not:

•                  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

•                  The Prudential Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

As a non-fundamental operating policy, the Target Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, the Target Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Target Portfolio, and the acquisition is determined to be beneficial to the Target Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under the investment restrictions above or any percentage investment limitation of the  1940 Act or rules thereunder, if the Target Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Target Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Target Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Although not fundamental restrictions, the Prudential Fund may not:

•                  Invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.

•                  Purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

•                  Invest more than 5% of its total assets in unattached rights and warrants.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

Each Fund operates pursuant to an Agreement and Declaration of Trust (each a “Declaration of Trust”) and By-Laws and is governed by a Board of Trustees. We refer to these each as a “Board” and sometimes refer separately to “Trustees.” We have summarized below certain rights of shareholders of each of the Target Portfolio and the Prudential Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of the Trust and PIP 3 for more complete information.

The Target Portfolio

The Target Portfolio is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Fund. In accordance with the Trust’s Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust’s outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

The Prudential Fund

The Prudential Fund is a series of PIP 3, an open-end management investment company organized as a Delaware statutory trust. PIP 3 presently consists of four series: the Prudential Fund; the Prudential Jennison Select Growth Fund; the Prudential Jennison Market Neutral Fund; and the Prudential Real Assets Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into four series with up to four classes, designated Class A, Class B, Class C, and Class Z shares (Prudential Jennison Select Growth Fund also offers Class Q shares and Prudential Jennison Market Neutral Fund also offers Class R shares). If shareholders approve the Reorganization, then the Prudential Fund will create Class R shares that will be equivalent to the Class R shares of the Target Portfolio. In addition to the four Funds described above, the Trust has established an additional series, the Strategic Partners Market Opportunity Fund, which currently is not being offered.

Each class of beneficial interest of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z, which is not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP 3’s Agreement and Declaration of Trust, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Pursuant to the Agreement and Declaration of Trust, the Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class of shares of beneficial interest is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which is not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of a Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Prudential Fund shares do not have cumulative voting rights for the election of the Trustees of the Board.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting to remove a Trustee, if requested in writing by shareholders holding at least 10% of the outstanding shares entitled to vote.

Shareholder Meetings

Place of Meeting. The Trust and PIP 3 may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 days or with respect to the Trust, fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Trust and PIP 3 are not required to hold annual meetings of their shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum for the Funds.

Adjournments. Each Fund can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.

Amendments of Declaration of Trust

Each of the Trust and PIP 3’s Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

Each of the Trust’s and PIP 3’s By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Trustees

Number of Members. As for the Trust, the number of Trustees shall be at least two (2) and no more than fifteen (15) and as shall be determined from time to time under the Declaration of Trust. For PIP 3, the number of Trustees shall be at least one (1) and no more than fifteen (15) and as shall be determined from time to time under the Declaration of Trust.

Removal of Board Members. Each Board may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the relevant Fund.

Board Vacancies. A vacancy on the Board of the Trust or PIP 3 may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders’ meeting for the election of Trustees.

Limitation on Liability of Trustees and Officers. Each Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust.

Indemnification of Trustees, Officers, Employees and Agents. Each of the Trust’s and PIP 3’s By-Laws provide that the Trust and PIP 3 shall indemnify its Trustees, officers, employees and agents to the fullest extent permitted by law and the Trust’s By-Laws provide that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

Liability of Shareholders

Each of the Trust’s and PIP 3’s Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust or PIP 3 of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Each of the Trust and PIP 3 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with each of the Trust on behalf of the Target Portfolio (the “Target Portfolio Management Agreement”) and PIP 3 on behalf of the Prudential Fund (the “Prudential Fund Management Agreement”), Prudential Investments LLC (the “Manager” or “PI”), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Fund’s investment operations and administers their business affairs and is responsible for supervising Epoch, Hotchkis and Wiley, and NFJ as the subadvisers for the Target Portfolio and QMA as the subadviser for the Prudential Fund. Pursuant to the Target Portfolio Management Agreement and the Prudential Fund Management Agreement, PI, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian and transfer agent. Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement is a “Management Agreement” and together are referred to as the “Management Agreements.” The management services of PI to the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of December 31, 2014, PI had total assets under management of approximately $251.6 billion.

Subadvisers and Portfolio Managers.

The Target Portfolio

Hotchkis and Wiley, NFJ and Epoch are the subadvisers for the Target Portfolio.

Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company. As of July 31, 2014, Hotchkis and Wiley had approximately $30.6 billion in assets under management. Hotchkis and Wiley’s address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. Hotchkis and Wiley has served as a subadviser to the Portfolio since February 1995.

Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. As of June 30, 2014, Epoch managed approximately $41.8 billion in assets under management. Epoch is located at 399 Park Avenue, New York, New York 10022. Epoch has served as a subadviser to the Portfolio since July 2012.

NFJ was formed in 1989, and is a wholly owned subsidiary of Allianz Global Investors U.S. LLC. As of July 31, 2014, the firm had approximately $41.8 billion of worldwide assets under management and advice. NFJ, a disciplined value-oriented equity manager, is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ has served as a subadviser to the Portfolio since December 2005.

The Prudential Fund

QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of September, 2014, QMA managed approximately $118.8 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA’s portfolio management team with primary responsibility for fund management are listed below.

John P. Leib, CFA, is a Principal and Portfolio Manager for the QMA Value Equity Team. He joined a predecessor unit in 1987 and has been a portfolio manager since 1988. His responsibilities include portfolio management, analysis, and involvement in the research effort. John earned a BA in Economics and Mathematics from Hamilton College and an MBA in Finance from New York University and holds the Chartered Financial Analyst (CFA) designation.

Deborah D. Woods is a Principal and Portfolio Manager for the QMA Value Equity Team. She joined a predecessor organization in 1979, and has been associated with the value team since 1984. Her responsibilities include portfolio management, analysis and involvement in the research effort. Debbie began her career at Prudential Financial as an industry analyst. She earned a BA in History from Wellesley College.

Robert Leung, CFA, is a Senior Associate and Portfolio Manager for the QMA Value Equity Team and has been a member of the team since 1996. His responsibilities include portfolio management, analysis, and involvement in the research effort. Robert began with the team as a Portfolio Analyst/Research Assistant. He earned a BA in Economics from Union College and holds the Chartered Financial Analyst (CFA) designation.

Stephen Courtney is a Managing Director and Portfolio Manager with QMA. Mr. Courtney joined the Value Equity team last year with responsibility for portfolio management, research, and supporting the team’s client relations efforts. Prior to joining QMA, Steve was a Director at ClearBridge Investments and its predecessor organizations, where he served as a portfolio manager and research analyst for 26 years. He earned a BA in Political Science from Boston College, and is a member of the CFA Institute and the New York Society of Security Analysts.

Mitchell Stern, PhD, is a Managing Director and Portfolio Manager with QMA. Mr. Stern joined QMA in 1997, and has led quantitative research for QMA’s retail value equity strategies for several years, working closely with members of the team. Earlier in his career, he was the lead quantitative researcher for Dreman Value Management. In addition to his research roles, he has extensive experience as a portfolio manager on QMA’s core, long-short, and derivative portfolios. Mitch was an Assistant Professor of Finance at the University of Tennessee and Fairfield University, and has 29 years of industry experience. He earned a BA in Economics from Brandeis University and an MA and a PhD in Economics from the University of Virginia.

Investment Management Fees

Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past fiscal periods, are set forth below.

The Target Portfolio

Management Fee Rate: 0.60% of average daily net assets.  During 2014, the Target Portfolio changed its fiscal year-end from October 31st to July 31st. The figures shown below are for the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal years ended October 31, 2013, 2012 and 2011.

Fees Paid to PI:

Fiscal period ended July 31, 2014	$1,257,140
Fiscal year ended October 31, 2013	$1,424,488
Fiscal year ended October 31, 2012	$1,237,435
Fiscal year ended October 31, 2011	$1,248,166

The Prudential Fund

Management Fee Rate: 0.80% of average daily net assets to $1 billion, and 0.75% of average daily net assets over $1 billon.

Fees Paid to PI:

Fiscal year ended February 28, 2014	$515,246
Fiscal year ended February 28, 2013	$418,237
Fiscal year ended February 28, 2012	$284,687

If shareholders of the Target Portfolio approve the Plan, upon implementation of the Reorganization, shareholders will be subject to a higher management fee, although shareholders, net expenses are not expected to increase as a result of the implementation of the Reorganization due to PI’s waiver and/or reimbursement of certain fees. PI has contractually agreed to waive and/or reimburse up to 0.17% of its management fees on the Prudential Fund on an annualized basis for the period from the closing date (as defined below) of the Reorganization to June 30, 2016, if the Prudential Fund’s net operating expense (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% as a result of the Reorganization.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. Each of the Trust and PIP 3 have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Prudential Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class R	0.75% of the Fund’s average daily net assets attributable to Class R shares

Class T	None

Class Z	None

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Prudential Fund through June 30, 2016.

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Target Portfolio through November 30, 2016 and for the Prudential Fund through June 30, 2016.

• Class Z and Class T shares are not subject to any distribution or service fees.

• The Target Portfolio only offers Class T shares and Class R shares; The Prudential Fund does not offer Class T shares. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class T of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Z shares of the Prudential Fund; and (ii) each whole and fractional share of Class R of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class R shares of the Prudential Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100). As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds’ portfolio securities do not materially affect NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter (“OTC”) market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of the Funds’ Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or subadviser (or Valuation Committee or Board) does not represent fair value (“Fair Value Securities”), are valued by the Valuation Committee or Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that PI determines that one or more portfolio securities constitute Fair Value Securities, PI’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value foreign Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the NAV per share is determined.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

Generally, we will value the Funds’ futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or PI, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund’s shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund’s share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so a Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. A Fund that invests in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Fund does not knowingly accomodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Funds’ transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Funds’ Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Funds’ transfer agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by affiliated mutual funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds do not have any arrangements intended to permit trading of their shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class B shares generally are no longer offered for purchase. Class C shares of the Prudential Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. As applicable, the Fund’s Class T, Class R shares and Class Z shares are sold at NAV without an initial sales charge.  The Prudential Fund currently does not offer Class T and Class R shares and the Target Portfolio only offers Class T and Class R shares. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Trust and PIP 3, at the NAV per share at the time of exchange without a sales charge. However, the Class T shares of the Target Portfolio may only be exchanged for Class T shares of the other series of the Trust (since no other funds in the complex offer Class T shares).  If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days’ notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Tax Information

Each Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Prudential Fund	Target Portfolio
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

* Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Prudential Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Prudential Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Prudential Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended August 31, 2014.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

The Target Portfolio only offers Class T and Class R shares. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Shareholder Fees and Operating Expenses***

Class R Shares (for the twelve months ended August 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio*	The Prudential Fund*	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund*	Pro Forma Prudential Fund After Reorganization
Management Fees	0.60%	0.80%	0.80%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%
+ Other Expenses	0.20%	0.35%	0.18%
= Total annual fund operating expenses	1.55%	1.90%	1.73%
— Fee waiver and/or expense reimbursement (1)(2)(3)	(0.25)%	(0.25)%	(0.42)%
= Net annual fund operating expenses	1.30%	1.65%	1.31%

Class T Shares (for the twelve months ended August 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio (Class T)**	The Prudential Fund (Class Z)**	Pro Forma Prudential Fund After Reorganization (Class Z)**
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio (Class T)**	The Prudential Fund (Class Z)**	Pro Forma Prudential Fund After Reorganization (Class Z)**
Management Fees	0.60%	0.80%	0.80%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.20%	0.35%	0.18%
= Total annual fund operating expenses	0.80%	1.15%	0.98%
— Fee waiver and/or expense reimbursement (2)(3)	None	None	(0.17)%
= Net annual fund operating expenses	0.80%	1.15%	0.81%

*The Prudential Fund does not offer Class R shares as of August 31, 2014 and the operating expenses are estimated based on expenses of the Prudential Fund and the distribution fee applicable to Class R shares.

** The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

*** Your broker may charge you a separate or additional fee for purchase and sale of shares.

(1) The distributor of the Funds has contractually agreed through November 30, 2016 (Target Portfolio) and June 30, 2016 (Prudential Fund) to reduce its distribution and service (12b-1) fees for the Funds’ Class R shares to 0.50% of the average daily net assets of the Class R shares of the Funds. This waiver may not be terminated by the distributor prior to November 30, 2016 (Target Portfolio) and June 30, 2016 (Prudential Fund) without the approval of the Funds’ Board of Trustees.

(2) The manager of the Prudential Fund has contractually agreed until June 30, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.15% of the Fund’s average daily net assets. This waiver may not be terminated prior to June 30, 2016 without prior approval of the Fund’s Board of Trustees.

(3) The Manager has contractually agreed to waive and/or reimburse up to 0.17% of its management fees on the Prudential Fund on an annualized basis for the period from the closing date (as defined below) of the Reorganization to June 30, 2016, if the Prudential Fund’s net operating expense (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% as a result of the Reorganization. The information in the above tables is provided as of August 31, 2014. The pro forma refelected in the tables above under the column entitled “Prudential Fund After the Reorganization” for Class R shares and Class Z shares as of October 31, 2014 for the Class R shares and Class Z shares are 1.30% and .80%, respectively, based on net assets.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Prudential Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Target Portfolio only offers Class T and Class R shares. The Prudential Fund currently does not offer Class T and Class R shares. As part of the Reorganization, the Prudential Fund will create Class R shares in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R Shares*	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$132	$465	$821	$1,824
The Prudential Fund	$168	$573	$1,003	$2,202
Pro Forma Prudential Fund After Reorganization	$133	$504	$899	$2,006

Class Z Shares**	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)***	$82	$255	$444	$990
The Prudential Fund (Class Z)***	$117	$365	$633	$1,398
Pro Forma Prudential Fund After Reorganization (Class Z)**	$83	$295	$525	$1,186

*

The Prudential Fund does not offer Class R shares as of August 31, 2014 and the expenses above for the Class R shares are based on estimated expenses of the Prudential Fund during the current fiscal period.

**	The Target Portfolio does not offer Class Z shares as of August 31, 2014.
***

The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R Shares*	One Year	Three Years	Five Years	Ten Years
TheTarget Portfolio	$132	$465	$821	$1,824
The Prudential Fund	$168	$573	$1,003	$2,202
Pro Forma Prudential Fund After Reorganization	$133	$504	$899	$2,006

Class Z Shares**	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)***	$82	$255	$444	$990
The Prudential Fund (Class Z)***	$117	$365	$633	$1,398
Pro Forma The Prudential Fund After Reorganization (Class Z)	$83	$295	$525	$1,186

*

The Prudential Fund does not offer Class R shares as of August 31, 2014 and the expenses above for the Class R shares are based on estimated expenses of the Prudential Fund during the current fiscal period.

**	The Target Portfolio does not offer Class Z shares as of August 31, 2014.
***

The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

The Target Portfolio

Annual Total Returns % (Class T shares)

BEST QUARTER: 16.08% (3rd quarter of 2009) WORST QUARTER: -23.94% (4th quarter of 2008).

	One Year	Five Years	Ten Years	Since Inception
Average Annual Total Returns % (as of 12/31/2014)
Class T Shares
Return Before Taxes	12.99	14.29	5.69	N/A
Return After Taxes on Distributions	12.03	13.82	4.65	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	7.35	11.41	4.50	N/A
Class R Shares
Return Before Taxes	12.42	13.73	N/A	4.56 (8-22-06)

• After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	13.45	15.42	7.30	N/A
S&P 500 Index	13.66	15.44	7.67	N/A
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Large-Cap Value Funds Average	10.60	13.46	6.35	N/A

The Prudential Fund

Annual Total Returns % (Class A shares)(1)

(1) These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 17.37% (3rd quarter of 2009) WORST QUARTER: -21.21% (4th quarter of 2008).

	One Year	Five Years	Ten Years
Average Annual Total Returns % (including sales charges) (as of December 31, 2014)
Return Before Taxes
Class B shares	6.94	13.03	5.39
Class C shares	10.94	13.14	5.39
Class Z shares	13.06	14.27	6.44
Class A Shares % (including sales charges)
Return Before Taxes	6.57	12.70	5.58
Return After Taxes on Distributions	3.66	11.94	4.91
Return After Taxes on Distributions and Sale of Fund Shares	4.91	10.01	4.39

• After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Multi-Cap Value Funds Average	9.25	14.18	6.77
Lipper Large-Cap Value Funds Average(1)	10.60	13.46	6.35

(1)The Prudential Fund is compared to the Lipper Large-Cap Value Performance Universe, although Lipper classifies the Prudential Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Prudential Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

REASONS FOR THE REORGANIZATION

The Trustees of the Trust and of PIP 3 (collectively, the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust on behalf of the Target Portfolio and all of the Trustees of PIP 3 who are not “interested persons” of PIP 3 on behalf of Prudential Fund (collectively, the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of the Target Portfolio and the Prudential Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on December 11, 2014, PI advised the Trustees that, as of October 31, 2014, Target Portfolio had net assets of approximately $296 million, while Prudential Fund had assets of approximately $76 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread. The Board also reviewed each Fund’s historical growth for the past five calendar years and noted that from January 1, 2014 to October 31, 2014, the Target Portfolio’s net assets did not achieve significant growth while the Prudential Fund’s net assets have almost doubled during this time period.

PI advised the Trustees that pro forma net expenses for the Combined Fund based on net assets as of October 31, 2014 were the same as the Target Portfolio’s expenses and lower than Prudential Fund’s expenses for the same periods. The Board also noted that as a result of the implementation of the Reorganization shareholders of the Target Portfolio will become shareholders of the Prudential Fund that has higher management and subadvisory fees. PI noted that the subadvisory fees for each Fund are paid by PI and not the Funds. However, such shareholders are not expected to be subject to higher annual operating expenses if the Reorganization is implemented since PI has contractually agreed to waive and/or reimburse up to 0.17% of its management fees on the Prudential Fund on an annualized basis for the period from the implementation of the Reorganization to June 30, 2016, if the Prudential Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% as a result of the Reorganization.

In recommending approval of the Plan PI advised the Trustees that the Funds are funds with similar investment objectives, restrictions and policies. As a result, it is anticipated that the securities held by Target Portfolio will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of Target Portfolio securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Target Portfolio (if the dispositions are made prior to the Reorganization) or to the Prudential Fund (if the dispositions are made after the Reorganization).

The Trustees were also advised that the Prudential Fund had better net investment performance as of the year-to-date, one-, five- and ten-year periods ended October 31, 2014 than Target Portfolio for the same periods.

The Trustees also considered that PI and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $277,000.

The Trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

• The Funds are large capitalization value funds with similar investment objectives, investment restrictions and investment policies;

• The Prudential Fund generally had better net investment performance than the Target Portfolio for the year-to-date, one-, five- and ten-year periods ended October 31, 2014;

• If the Reorganization is implemented, net expenses will remain unchanged for shareholders of the Target Portfolio and are expected to decrease for shareholders of the Prudential Fund based on the Fund’s net assets as of October 31, 2014; and

• Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Trustees also considered that it is a condition to the closing of the Reorganization that the Target Portfolio and the Prudential Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Target Portfolio or the Prudential Fund.

Consequently, the Trustees of Target Portfolio approved the Plan and recommend that shareholders of Target Portfolio vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Trust on behalf of the Target Portfolio unanimously recommend that you vote FOR the Plan.

If shareholders of Target Portfolio do not approve the Plan, the Board of Target Portfolio will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated funds other than the Prudential Fund, adding one or more new subadvisers, including one or more affiliated subadvisers, or replacing the current subadviser with one or more subadvisers, including one or more affiliated subadvisers, or having the Manager manage the assets directly, including dual hatting one or more employees of an affiliated subadviser. In the event that the shareholders of the Target Portfolio do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of Target Portfolio in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of Target Portfolio would result in taxable gains or losses for most shareholders of Target Portfolio.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Target Portfolio, including the preparation of certain documents. The Target Portfolio will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the “closing date.” The closing date for the Reorganization is expected to occur on or about the close of business on or about May 15, 2015, if shareholders approve the Reorganization at the meeting. If the meeting is adjourned, the closing date may change. If shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place and the Board of the Target Portfolio will consider alternative courses of action, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Trust will deliver to the Prudential Fund all of the Target Portfolio’s assets and the Prudential Fund will assume all of the liabilities of the Target Portfolio on the closing date. PIP 3 will issue to the Target Portfolio shares of the Prudential Fund of a value equal to the dollar value of the net assets delivered to the Prudential Fund by the Target Portfolio. The Target Portfolio will then distribute to its shareholders of record as of the close of business on the closing date, the Prudential Fund shares in the equivalent value and of the equivalent class) as such shareholder holds in the Target Portfolio (except that Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund). The Prudential Fund currently does not offer Class R shares.  As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. The Target Portfolio will subsequently terminate and dissolve and the Prudential Fund will be the surviving fund. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Target Portfolio may amend the Plan without shareholder approval. The Target Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PI and/or its affiliates will pay such expenses which are estimated to be approximately $277,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$165,000
Solicitation Expenses	$30,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$277,000

All of the portfolio securities of the Target Portfolio will be transferred in-kind to the Prudential Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

• The acquisition by the Prudential Fund of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio, followed by the distribution of the Prudential Fund shares received by the Target Portfolio pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

• The shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan;

• No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Prudential Fund in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss will be recognized by the Target Portfolio on the distribution of such shares to the shareholders of that Fund (in liquidation of the Target Portfolio) (other than for certain assets treated as realized for federal income tax purposes by virtue of the closing of Target Portfolio’s taxable year as of the date of the Reorganization);

• No gain or loss will be recognized by the Prudential Fund upon the acquisition of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption of the liabilities, if any, of the Target Portfolio;

• The Prudential Fund’s tax basis for the assets acquired from the Target Portfolio will be the same as the tax basis of the assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Prudential Fund will include the holding period of such assets when held by the Target Portfolio (except to the extent that the investment activities of the Prudential Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Prudential Fund);

• The Target Portfolio shareholders’ tax basis for the shares of the Prudential Fund received by them pursuant to the reorganization will be the same as their tax basis in the Target Portfolio shares exchanged therefor; and

• The holding period of the Prudential Fund shares received by the shareholders of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Portfolio to the Prudential Fund followed by a taxable liquidation of the Target Portfolio, and the shareholders of the Target Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Portfolio and the fair market value of the shares of the Prudential Fund receive in exchange therefor.

The Target Portfolio has capital loss carryforwards as of October 31, 2014 of approximately $23,080,000 and the Prudential Fund has no capital loss carryforwards as of February 28, 2014. Sales by the Target Portfolio of portfolio securities prior to the Reorganization may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward (if any) would be distributed to shareholders of the Target Portfolio prior to the Reorganization. In a tax-free reorganization, the Prudential Fund generally succeeds to capital loss carryforwards of the Target Portfolio on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Prudential Fund to utilize the capital loss carryforward of the Target Portfolio after the transfer date pursuant to Sections 381 through 384 of the Code. Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of the Target Portfolio may expire before they can be utilized.

Shareholders of the Target Portfolio should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of PIP 3 Shares

PIP 3 is organized as a statutory trust under the laws of the State of Delaware. PIP 3 presently consists of  four five with Market Neutral series: the Prudential Fund, Prudential Jennison Select Growth Fund put Market Neutral Fund back in here if it is still in existence. Also, Market Neutral is in the description of PIP 3 earlier in this document. and Prudential Real Assets  Fund. PIP 3 is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into four series with up to four classes, designated Class A, Class B, Class C, and Class Z shares (Prudential Jennison Select Growth Fund also offers Class Q shares). Details are set forth above under “Comparison of Organizational Structure — Description of Shares and Organizational Structure — the Prudential Fund.”

Each class of shares of beneficial interest of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z and Class Q shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z, Class Q, and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP 3’s Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares of beneficial interest  and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Pursuant to the Agreement and Declaration of Trust, the Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class of beneficial interest  is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest  of a Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, Class Z shareholders whose shares are not subject to any distribution and/or service fees. The Prudential Fund shares do not have cumulative voting rights for the election of Trustees.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting to remove a Trustee if requested in writing by shareholders holding at least 10% of the outstanding shares entitled to vote.

The shares of the Prudential Fund that will be distributed to shareholders of the Target Portfolio will have the same legal characteristics as the shares of the Target Portfolio with respect to such matters as assessability, conversion rights, and transferability

Capitalization

The following table sets forth, as of January 5, 2015, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Prudential Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Prudential Fund is likely to be different when the Plan is consummated.

Class A(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$23,598,222	—	$23,598,222
Total shares outstanding	N/A	1,622,969	—	1,622,969
Net asset value per share	N/A	$14.54	—	$14.54

Class B(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$1,236,493	—	$1,236,493
Total shares outstanding	N/A	89,591	—	89,591
Net asset value per share	N/A	$13.80	—	$13.80

Class C(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$14,011,493	—	$14,011,493
Total shares outstanding	N/A	1,015,861	—	1,015,861
Net asset value per share	N/A	$13.79	—	$13.79

Class R(c)	The Target Portfolio	The Prudential Fund		Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$205,174,218	$	N/A	—		$205,174,218
Total shares outstanding	12,788,630	N/A		1,322,389	(d)	14,111,019
Net asset value per share	$16.04	$	N/A	—		$14.54

Class Z(a)(b)	The Target Portfolio (Class T)	The Prudential Fund (Class Z)	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$87,300,178	$35,041,029			$122,341,207
Total shares outstanding	5,427,637	2,369,674	475,012	(d)	8,272,323
Net asset value per share	$16.08	$14.79			$14.79

(a)	The Target Portfolio only offers Class T and Class R shares.
(b)	The Prudential Fund does not offer Class T shares. Pursuant to the terms of the Reorganization, Class T shareholders of the Target Portfolio shall receive Class Z shares of the Prudential Fund.
(c)

The Prudential Fund currently does not offer Class R shares. As part of the Reorganization, Class R shares for the Prudential Fund will be created in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

(d)

Reflects the change in shares of the Target Portfolio upon conversion into the Prudential Fund. Shareholders of the Target Portfolio would become shareholders of the Prudential Fund, receiving shares of the Prudential Fund equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Target Portfolio on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were            shares of the Target Portfolio issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the Target Portfolio entitled to be voted at the Meeting is required to constitute a quorum of the Target Portfolio at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Majority is necessary to approve the Plan. Each shareholder of the Target Portfolio will be entitled to one vote for each full share and a fractional vote for each fractional share of the Target Portfolio held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Target Portfolio’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Target Portfolio will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the Target Portfolio outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Portfolio, the Target Portfolio may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Target Portfolio would only take such actions if the Target Portfolio believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Target Portfolio generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

• By mail, with the enclosed proxy card.

• In person at the Meeting.

• By phone.

• Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Portfolio. In addition, the Target Portfolio has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Portfolio has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $30,000. PI and/or its affiliates will pay the costs of the Reorganization, which are approximately $277,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Target Portfolio Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities*

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Target Portfolio (as of 7/31/14)*

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	15/$17,600,000,000 1/$5,600,000,000	5/$1,000,000,000 1/$49,200,000	65/$9,800,000,000 4/$814,000,000	None
	George Davis	15/$17,600,000,000 1/$5,600,000,000	5/$1,000,000,000 1/$49,200,000	65/$9,800,000,000 4/$814,000,000	None
	Scott McBride	15/$17,600,000,000 1/$5,600,000,000	5/$1,000,000,000 1/$49,200,000	65/$9,800,000,000 4/$814,000,000	None
	Patricia McKenna	15/$17,600,000,000 1/$5,600,000,000	5/$1,000,000,000 1/$49,200,000	65/$9,800,000,000 4/$814,000,000	None
	Judd Peters	15/$17,600,000,000 1/$5,600,000,000	5/$1,000,000,000 1/$49,200,000	65/$9,800,000,000 4/$814,000,000	None
Epoch Investment Partners, Inc.	David N. Pearl	10/$2,157,000,000	24/$8,454,000,000 2/$175,000,000	80/$9,315,000,000 14/$2,239,000,000	None
	Janet K. Navon	6/$1,194,000,000	8/$2,046,000,000	10/$719,000,000	None
	Michael A. Welhoelter, CFA	21/$11,519,000,000	47/$13,732,000,000 2/$175,000,000	154/$15,779,000,000 17/$2,684,000,000	None
NFJ Investment Group LLC	Ben J. Fischer, CFA	22/$28,500,000,000	4/$429,600,000	63/$12,600,000,000	None
	Thomas W. Oliver, CFA, CPA	17/$19,300,000,000	2/$340,600,000	52/$12,000,000,000	None
	Paul A. Magnuson	19/$28,300,000,000	4/$429,600,000	58/$12,200,000,000	None
	R. Burns McKinney, CFA	15/$19,200,000,000	2/$340,600,000	49/$11,700,000,000	None
	Jeff N. Reed, CFA	11/$14,600,000,000	None	31/$7,600,000,000	None

* During 2014, the Fund changed its fiscal year-end from October 31 to July 31. The figures shown above are for the fiscal period from November 1, 2013 through July 31, 2014.

Target Portfolio: Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest.

Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Epoch Investment Partners, Inc. (Epoch)

COMPENSATION. Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual bonus. For senior employees, a portion of the bonus is deferred and vests over time. Employee compensation is reviewed annually and determined by the Firm’s Operating Committee. The level of compensation for each employee is based on a number of factors including individual performance, the performance of Epoch and marketplace compensation data.

Investment professionals are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the Firm and their contribution to the betterment of the Firm through corporate citizenship.

Management reviews product performance, including risk-adjusted returns over one-, three- and five-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are reviewed on an annual basis.

It is expected that a portion of deferred compensation payable to senior employees in conjunction with 2013 year-end will be invested into Epoch managed vehicles and a portion will awarded in the form of TD RSU’s, both of which will be subject to a 3-year vesting schedule.

CONFLICTS OF INTEREST. In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

COMPENSATION DISCLOSURE. Portfolio Managers of the Funds are supported by the full research team of Hotchkis and Wiley. The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, a bonus, profit sharing and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis and Wiley Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis and Wiley bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of Hotchkis and Wiley will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis and Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley’s profits. Investment professionals may also receive contributions under Hotchkis and Wiley’s profit sharing / 401(k) plan.

Finally, Hotchkis and Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis and Wiley has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of Hotchkis and Wiley’s ownership from one generation to the next.

Hotchkis and Wiley believes that its compensation structure / levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. The Funds are managed by Hotchkis and Wiley’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings

Due to the nature of Hotchkis and Wiley’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also Hotchkis and Wiley’s client. In this event, the Proxy Oversight Committee will review these votes to make sure that Hotchkis and Wiley’s votes are consistent with the established guidelines and not prompted by any conflict of interest.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

In order to address conflicts of interest, Hotchkis and Wiley has adopted a code of ethics which is applicable to all of Hotchkis and Wiley’s employees.

NFJ Investment Group LLC (NFJ)

COMPENSATION. Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 42%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

•

The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.

•

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Prudential Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Prudential Fund

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates LLC**	John P. Leib, CFA	2/$446,005,118	3/$575,721,120	6/$2,003,875,508	$0-$50,000
	Deborah D. Woods	2/$446,005,118	3/$575,721,120	6/$2,003,875,508	None
	Robert Leung, CFA	2/$446,005,118	3/$575,721,120	6/$2,003,875,508	None
	Stephen Courtney	2/$446,005,118	3/$575,721,120	6/$2,003,875,508	None
	Mitchell Stern	2/$446,005,118	3/$575,721,120	6/$2,003,875,508	None

Notes to Prudential Fund Portfolio Manager Table

* “QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

Prudential Fund: Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•                  Elimination of the conflict;

•                  Disclosure of the conflict; or

•                  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•                  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•                  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•                  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•                  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•                  Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•                  Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•                  Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

•                  Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to QMA’s Asset Allocation Services

QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. From time to time, the Investment Manager may also select managers for some of QMA’s asset allocation products. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are considered during initial project launch.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•                  QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•                  Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

•                  A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Portfolio Holdings

The Funds’ portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in each Fund’s annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Funds’ annual and semiannual reports are posted on the Funds’ website at www.prudentialfunds.com. The Funds’ portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Funds’ first and third fiscal quarters, and may be accessed at www.sec.gov.

Each Fund generally posts on its website a detailed list of the Fund’s portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Funds’ detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced.

In addition, the Funds may also release their top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the website and will generally be available for viewing until replaced at the end of the subsequent quarter. If the Funds recently completed a repositioning of investment policies, then the Funds may publicly release one or more of the items described above in this section subject to a 15-day delay for the period from the repositioning until the timing discussed earlier in this section becomes effective.

Portfolio holdings information which appears on the Funds’ website may also be made available in printed form. When authorized by the Funds’ CCO and another officer of the Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Funds have entered into ongoing arrangements to make available information about the Funds’ portfolio holdings. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the Funds, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between Fund shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Funds.

2. The request shall be forwarded to the CCO of the Funds, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Funds must be executed with the recipient of the fund holdings information.

4. An officer of the Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6. PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Funds’ custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Funds will provide:

1. Traditional External Recipients/Vendors

•             Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

•             Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

•             Full holdings on a daily basis to a Fund’s Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;

•             Full holdings to a Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

•             Full holdings to financial printers as soon as practicable following the end of a Fund’s quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•             Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund’s fiscal quarter-end;

•             Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•             Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

•             Full holdings on a daily basis to Performance Explorer Limited (investment research provider for funds engaged in securities lending) at the end of each day, for certain funds;

•             Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);

•             Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

•             Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

•             Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

•             Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);

•             Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

•             Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and

•             Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund’s fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the CCO and PI’s law department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Funds to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Funds, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind.”

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Funds’ disclosure of portfolio holdings to the CCO.

There can be no assurance that the policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
The Target Portfolio

[To be filed by amendment]

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
The Prudential Fund

[To be filed by amendment]

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

** As record holder for other beneficial owners.

[As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.]

[As of the Record Date, the officers and Trustees of PIP 3, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.]

ADDITIONAL INFORMATION

PIP 3 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Prudential Fund, a series of PIP 3, is contained in its prospectus dated April 30, 2014, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Prudential Fund is included in its SAI, dated April 30, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Prudential Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2014 and the Prudential Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2014 are enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PIP 3 (on behalf of the Prudential Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public

Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Prudential Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Prudential Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Target Portfolio for the fiscal year ended July 31, 2014 (File No. 811- 07064).

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Prudential Fund for the fiscal year ended February 28, 2014. (File No. 811- 09805).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Target Portfolio, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither the Trust nor PIP 3 is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. The Trust’s Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust’s governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of the Trust intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Prudential Fund, dated April 30, 2014 (enclosed).

C	The Prudential Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2014 (enclosed).

D	The Prudential Fund’s Semi-Annual Report to Shareholders for the period ended August 31, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this              day of           , 2015, by and between The Target Portfolio Trust (the “Trust”), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Large Capitalization Value Portfolio (the “Acquired Fund”), and Prudential Investment Portfolios 3, a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (the “Acquiring Trust”), on behalf of its series Prudential Strategic Value Fund (the “Acquiring Fund”).  Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations , warranties and covenants contained herein, the Acquiring Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b), except that the shareholders of the Class T shares of the Acquired Fund shall receive Class Z shares of the Acquiring Fund. Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, provided that Class T shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and then the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Trust’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Trust’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in the Trust’s Agreement and Declaration of Trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Trust’s Agreement and Declaration of Trust and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be               , 2015, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Trust or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Trust, for the benefit of the Acquiring Fund, at the Acquiring Trust’s Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Trust for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Trust:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust (the “Trust’s Agreement and Declaration of Trust”).

(b)  The financial statements appearing in the Trust’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2014, incorporated by reference into the SAI (copies of which have been furnished to the Acquiring Trust) have been audited by KPMG LLP, and fairly present in all material respects, the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(d)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of the Trust’s Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Trust, on behalf of the Acquiring Fund, to the Trust for the benefit of the Acquired Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, makes the following representations and warranties to the Trust:

(a)  The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the agreement and declaration of trust of the Acquiring Trust (the “Acquiring Trust’s Agreement and Declaration of Trust”) as a separate series of the Acquiring Trust.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and,  under the Acquiring Trust’s Agreement and Declaration of Trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended February 28, 2014, incorporated by reference into the SAI (copies of which were furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present in all material respects, the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the period ending February 28, 2015 (copies of which will be furnished to the Acquiring Fund), will fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Trust’s Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Trust in accordance with its terms.

(f)  The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Trust intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust and the Acquiring Trust intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Trust, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the

Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Trust shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust’s or the Acquiring Trust’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Trust shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Company, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquiring Fund as described in the current prospectus of the Acquiring Fund;

(2)  This Plan has been duly authorized and executed by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Trust’s Agreement and Declaration of Trust, its Bylaws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Trust’s (a) Agreement and Declaration of Trust, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Acquiring Trust’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  The Acquiring Trust has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Trust or the Acquiring Fund that would be required to be disclosed in the Acquiring Trust’s registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(g)  The Acquiring Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized and executed by the Trust, on behalf of the Acquired Fund;

(3)  All actions required to be taken by the Trust to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the Trust’s Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, such counsel knows of no litigation or government proceeding instituted against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  The Acquiring Trust with respect to the Acquiring Fund and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Trust, in form and substance satisfactory to the Acquiring Trust and the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the

Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust and/or the Trust with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Trust and the Trust represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Trust, the Acquiring Fund, or any of their respective officers, trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing.

This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, the Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Trust hereunder, and in particular that none of the assets of either the Trust or the Acquiring Trust, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.  This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust s at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, the Target Portfolio Trust on behalf of Target Large Capitalization Value Portfolio and Prudential Investment Portfolios 3 on behalf of Prudential Strategic Value Fund have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST ON BEHALF OF TARGET LARGE CAPITALIZATION VALUE PORTFOLIO

Attest:	By:
Name:
Title:

PRUDENTIAL INVESTMENT PORTFOLIOS 3 , ON BEHALF OF PRUDENTIAL STRATEGIC VALUE FUND

Attest:	By:
Name:
Title:

Exhibit B

PROSPECTUS DATED APRIL 30, 2014

The Prospectus for the Prudential Fund, dated April 30, 2014 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2014

The Annual Report to Shareholders for the Prudential Fund for the fiscal year ended February 28, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2014

The Semi-Annual Report to Shareholders for the Prudential Fund for the period ended August 31, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

Proposal

2	Notice of Special Meeting of Shareholders

4	Prospectus/Proxy Statement

5	Summary

6	Comparison of Important Features

6	The Investment Objectives, Policies and Principal Risks of the Funds

10	Comparison of Other Policies

14	Federal Income Tax Considerations

14	Comparison of Organizational Structures

16	Management of the Funds

18	Distribution Plan

19	Valuation

21	Frequent Purchases and Redemptions of Fund Shares

22	Purchases, Redemptions, Exchanges and Distributions

24	Fees and Expenses

24	Shareholder Fees and Operating Expenses

25	Expense Examples

27	Performance of the Funds

29	Reasons for the Reorganization

30	Information About the Reorganization

30	Closing

30	Expenses Resulting from the Reorganization

30	Certain Federal Tax Consequences of the Reorganization

31	Characteristics of PIP 3 Shares

32	Capitalization

34	Voting Information

34	Required Vote

34	How to Vote

35	Revocation of Proxies

35	Solicitation of Voting Instructions

35	Additional Information About the Portfolio Managers and Portfolio Holdings

35	Portfolio Managers

39	Additional Information about the Portfolio Managers — Compensation and Conflicts of Interest

44	Principal Holders of Shares

44	Additional Information

45	Miscellaneous

45	Shareholder Proposals

46	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B—Prospectus dated April 30, 2014 (enclosed)

C-1	Exhibit C—Annual Report for the fiscal year ended February 28, 2014 (enclosed)

D-1	Exhibit D—Semi-Annual Report for the period ended August 31, 2014 (enclosed)

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL STRATEGIC VALUE FUND

Dated February 17, 2015

Acquisition of the Net Assets of

Target Large Capitalization Value Portfolio, a series of The Target Portfolio Trust

By and in exchange for shares of the

Prudential Strategic Value Fund, a series of Prudential Investment Portfolios 3

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Target Large Capitalization Value Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), and the assumption of the liabilities of the Target Portfolio by Prudential Strategic Value Fund (the “Prudential Fund”), a series of the Prudential Investment Portfolios 3 (“PIP 3”) in exchange for shares of the Prudential Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Prudential Fund’s SAI dated April 30, 2014 and pro forma financial information relating to the Target Portfolio and the Prudential Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 17, 2015 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Target Funds and PIP 3, other materials incorporated by reference herein, and other information regarding the Target Portfolio, the Trust, the Prudential Fund and PIP 3.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S-1

SAI INCORPORATION BY REFERENCE

The SAI of the Prudential Fund, dated April 30, 2014, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Target Portfolio, each dated September 25, 2014, are incorporated by reference herein. The Annual Report for the Target Portfolio for the fiscal period ended July 31, 2014 is incorporated by reference herein to Form N-CSR filed on September 23, 2014.

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PRO FORMA FINANCIAL INFORMATION

The intent of the Reorganization is for the Target Portfolio to transfer substantially all of its assets to the Prudential Fund, and for the Prudential Fund to assume substantially all of the liabilities of the Target Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended August 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at August 31, 2014.  Such unaudited pro forma information should be read in conjunction with the Prudential Fund’s Semiannual Report to Shareholders dated August 31, 2014, the Prudential Fund’s Annual Report to Shareholders dated February 28, 2014 and the Target Portfolio’s Annual Report dated July 31, 2014, each of which is on file with the SEC and is available at no charge.

As of August 31, 2014, the net assets of: (i) the Target Portfolio were approximately $297 million; and (ii) the Prudential Fund were approximately $77 million. The pro forma net assets of the Combined Fund as of August 31, 2014 would have been approximately $374 million.

The Funds have the same custodian, transfer agent and shareholder servicing agent, and sub-transfer agent. Each of these service providers has entered into an agreement with the Manager, on behalf of each Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to each Fund.

The Target Portfolio and the Prudential Fund are both managed by Prudential Investments LLC (“PI”). For ease of reference and clarity of presentation, the term “Manager” is used throughout this SAI to refer to PI as it relates to the Target Portfolio and the Prudential Fund. The subadvisers of the Target Portfolio are Epoch Investment Partners, Inc., Hotchkis and Wiley Capital Management, LLC, and NFJ Investment Group LLC.  The subadviser of the Prudential Fund is Quantitative Management Associates LLC (“QMA”), an affiliate of PI.

The Target Portfolio’s contractual investment management fee rate is 0.60% of average daily net assets. The contractual investment management fee rate of the Prudential Fund is 0.80% of the Fund’s average daily net assets up to and including $1 billion and 0.75% of such average daily net assets in excess of $1 billion.  Effective May 16, 2013, PI had contractually agreed to reduce the Prudential Fund’s expenses and/or waive its investment management fee so that the Prudential Fund’s annual operating expenses do not exceed 1.15% (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses including taxes, interest and brokerage commissions) of the Fund’s average daily net assets through June 30, 2015. PI proposes to enter into an agreement that would waive up to 0.17% of the Acquiring Fund’s average daily net assets from the consummation of the Reorganization (described in more detail below) through June 30, 2016, to the extent that the Acquiring Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution (12b-l) fees and certain extraordinary expenses) exceed 0.80% of the Acquiring Fund’s average daily net assets on an annualized basis.

During the 12-month period ended August 31, 2014, the Target Portfolio paid gross investment management fees of $1,657,818 to the Manager.  During the 12-month period ended August 31, 2014, the Prudential Fund paid gross investment management fees of $567,501 to the Manager.  Assuming the Reorganization had been consummated as of August 31, 2014 and taking into consideration the current fee structure of each Fund as of August 31, 2014, the Combined Fund would have paid gross investment management fees of $2,777,925 and net investment management fee of $2,187,616 to the Manager.  The effective investment management fee paid by shareholders of the Target Portfolio for the Combined Portfolio, based on assets under management as of August 31, 2014, would be higher than the effective investment management fee paid by shareholders of the Target Portfolio by approximately 0.03%.

PIMS serves as the principal underwriter and distributor for both Funds. PIP 3 and the Trust each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Prudential Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class R	0.75% of the Fund average daily net assets attributable to Class R shares

Class T/Class Z	None

F-1

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Prudential Fund and Class R shares to 0.50% of average daily net assets of the Target Portfolio through June 30, 2016 and through November 30, 2016, respectively.

• The Target Portfolio only offers Class T shares and Class R shares; the Prudential Fund does not offer Class T or Class R shares.

• Class T/Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

For the 12-month period ended August 31, 2014, the Target Portfolio’s Class R shares paid 12b-1 fees of $936,581 (net of contractual Class R 12b-1 fee waiver*). The Prudential Fund paid 12b-1 fees of $56,924 for Class A shares (net of contractual Class A 12b-1 fee waiver*), $13,822 for Class B shares, and $133,534 for Class C shares. Assuming the Reorganization had been consummated as of August 31, 2014 and taking into consideration the current fee structure of each Fund as of August 31, 2014, in a 12-month period the Combined Fund would have paid 12b-1 fees of $56,924 for Class A shares (net of contractual Class A 12b-1 fee waiver*), $13,822 for Class B shares, $133,534 for Class C shares and $936,581 for Class R shares (net of contractual Class R 12b-1 fee waiver*).

During the 12-month period ended August 31, 2014, the Target Portfolio paid approximately $537,000 in other expenses. During that same time period, the Prudential Fund paid approximately $248,000 in other expenses.  Assuming the Reorganization had been consummated as of August 31, 2014 and taking into consideration the current fee structure of each Fund as of August 31, 2014, the Combined Fund would have paid approximately $632,000 in other expenses.

On a pro forma basis for the year ended August 31, 2014, the proposed Reorganization would have resulted in a decrease of approximately $37,703 in the net investment management fees paid by the Combined Fund and a decrease in other operating expenses for the Combined Fund of approximately $157,000, for an aggregate impact to pro forma fund expenses of approximately 0.06% decrease in expenses.

No significant accounting policies will change as a result of the Reorganization, including, specifically, policies regarding valuation of portfolio securities, or meeting the requirements as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization will be tax-free for US federal income tax purposes. This means that no gain or loss will be recognized by the Target Portfolio or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Prudential Fund shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

The printing and mailing cost for this proxy statement will be paid by the Manager.

*Net of contractual 12b-1 fee waiver for Class R of $468,291 for the Target Portfolio, Class A of $11,385 for the Prudential Fund, and Class A of $11,385 and Class R of $468,291 for the Combined Fund.

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PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of Registrant’s By-Laws, officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement, the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Management Agreement and Section 4 of the Subadvisory Agreement limit the liability of PI and each subadviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS

(1)(a) Agreement and Declaration of Trust. Incorporated by reference to registration statement of JennisonDryden Opportunity Funds (the Registrant) on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(b) Certificate of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(c) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed on February 20, 2002 (file No. 333-95849).

(d) Amendment to Certificate of Trust dated May 29, 2008. Incorporated by reference to post-effective amendment no. 18 to Registrant’s registration statement on Form N-1A filed on May 29, 2008 (file no. 333-95849).

(e) Amendment to Certificate of Trust dated February 3, 2010. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed on April 23, 2010 (file no. 333-95849).

(f) Articles of Association of Prudential Real Assets Subsidiary Ltd. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(2) By-laws. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Target Large Capitalization Value Portfolio, a series of the Target Portfolio Trust, and Prudential Strategic Value Fund, a series of Prudential Investment Portfolios 3, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(6)(a) Management Agreement between Registrant and Prudential Investments, LLC (PI) with respect to Strategic Partners Focused Growth Fund (now known as Prudential Jennison Select Growth Fund). Incorporated by reference to post-effective amendment No. 10 to Registrant’s registration statement on Form N-1A filed April 30, 2004 (File No. 333-95849).

(b) Sub-Management Agreement between PI and Prudential Investment Management, Inc. (PIM) with respect to the Prudential Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on July 21, 2000 (File No. 333-95849).

(c) Subadvisory Agreement between PIM and Jennison Associates LLC (Jennison) with respect to the Prudential Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 6 to Registrant’s registration statement on Form N-1A filed on April 27, 2001 (File No. 333-95849).

(d) Management Agreement between Registrant and PI with respect to Dryden Strategic Value Fund (now known as Prudential Strategic Value Fund) dated September 19, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).

(e) Subadvisory Agreement between PI and Quantitative Management Associates (QMA) with respect to the Prudential Strategic Value Fund dated September 14, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).

(f) Amendment to Sub-Management Agreement between PI and Prudential Investment Management, Inc. (PIM) with respect to the Prudential Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 16 to Registrant’s registration statement on Form N-1A filed June 4, 2007 (File No. 333-95849).

(g) Management Agreement between Registrant and PI with respect to Prudential Jennison Market Neutral Fund dated April 23, 2010. Incorporated by reference to post-effective amendment no. 21 to Registrant’s registration statement on Form N-1A filed on April 23, 2010 (file no. 333-95849).

(h) Subadvisory Agreement between PI and Jennison for Prudential Jennison Market Neutral Fund. Incorporated by reference to post-effective amendment no. 20 to Registrant’s registration statement on Form N-1A filed February 1, 2010 (File No. 333-95849).

(i) Form of Management Agreement between Registrant and PI with respect to Prudential Real Assets Fund. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(j) Form of Subadvisory Agreement between PI and Quantitative Management Associates (QMA) with respect to the Prudential Real Assets Fund. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(k) Form of Subadvisory Agreement between PI and Prudential Investment Management, Inc. (PIM) with respect to the Prudential Real Assets Fund. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(l) Subadvisory Agreement between PI and Jefferies Asset Management, LLC (now known as CoreCommodity Management, LLC), with respect to the Prudential Real Assets Fund. Incorporated by reference to post-effective amendment no. 32 to Registrant’s registration statement on Form N-1A filed on April 30, 2012 (file no. 333-95849).

(m) Form of Management Agreement between PI and the Prudential Real Assets Subsidiary, Ltd. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(n) Form of Subadvisory Agreement between PI and QMA with respect to the Prudential Real Assets Subsidiary Ltd. Incorporated by reference to post-effective amendment no. 22 to Registrant’s registration statement on Form N-1A filed on September 27, 2010 (file no. 333-95849).

(o) Subadvisory Agreement between PI and Jefferies Asset Management, LLC (now known as CoreCommodity Management, LLC) with respect to the Prudential Real Assets Subsidiary Ltd. Incorporated by reference to post-effective amendment no. 32 to Registrant’s registration statement on Form N-1A filed on April 30, 2012 (file no. 333-95849).

(7)(a) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.

(b) Amended Exhibit A for Distribution Agreement dated September 16, 2010. Incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(c) Dealer Agreement. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(d) Amended and Restated Distribution Agreement between the Registrant and American Skandia Marketing, Inc., relating to the Class M and Class X shares. Incorporated by reference to post-effective amendment no. 15 to Registrant’s registration statement on Form N-1A filed February 9, 2007 (File No. 333-95849).

(8) Not applicable.

(9)(a) Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).

(b) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Tax-Managed Funds Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 333-66895) filed on December 30, 2005.

(c) Amendment dated June 30, 2009 to Custodian Agreement dated November 7, 2002 between the Registrant and BNY. Incorporated by reference to the Prudential Investment Portfolios 4 Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on April 12, 2010 (File No. 33-10649).

(d) Amendment dated December 21, 2010 to Custodian Agreement between the Registrant and BNY dated November 7, 2002. Incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(e) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated by reference to Exhibit (g)(4) to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-095849).

(10)(a) Expense waiver for Prudential Jennison Market Neutral Fund. Incorporated by reference to post-effective amendment no. 37 to Registrant’s registration statement on Form N-1A filed on April 30, 2014 (file no. 333-095849).

(b) Expense waivers for the Prudential Real Assets Fund and the Prudential Real Assets Subsidiary Fund, Ltd. Incorporated by reference to post-effective amendment no. 37 to Registrant’s registration statement on Form N-1A filed on April 30, 2014 (file no. 333-095849).

(c) Expense waiver for Prudential Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 37 to Registrant’s registration statement on Form N-1A filed on April 30, 2014 (file no. 333-095849).

(d) Expense waiver for Prudential Strategic Value Fund. Incorporated by reference to post-effective amendment no. 37 to Registrant’s registration statement on Form N-1A filed on April 30, 2014 (file no. 333-095849).

(e) Class R waiver for Prudential Strategic Value Fund. Filed herewith.

(f) Class R waiver for Target Large Capitalization Value Portfolio. Filed herewith.

(g) Management fee waiver for Prudential Strategic Value Fund. Filed herewith.

(11) Opinion of Morris, Nichols, Arsht & Tunnell as to the legality of the securities being registered. Filed herewith.

(12) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders. Filed herewith.

13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(b) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(c) Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007 relating to the Prudential Real Assets Fund and the Prudential Real Assets Subsidiary Ltd. Incorporated by reference to post-effective amendment no. 24 to Registrant’s registration statement on Form N-1A filed on December 30, 2010 (file no. 333-95849).

(14)(a) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant. Filed herewith.

(b) Consent of KPMG LLP, independent registered public accounting firm, for Target Large Capitalization Value Portfolio. Filed herewith.

(15)	Not Applicable.

(16)	Power of attorney. Filed herewith.

(17)	Form of voting instruction card for shareholders of Target Large Capitalization Value Portfolio. Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 16 day of January 2015.

Prudential Investment Portfolios 3

By:	/s/ Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	*Ellen S. Alberding	Trustee

	*Kevin J. Bannon	Trustee

	*Scott E. Benjamin	Trustee

	*Linda W. Bynoe	Trustee

	*Keith Hartstein	Trustee

	*Michael S. Hyland	Trustee

	Stephen P. Munn	Trustee

	* Stuart S. Parker	President and Trustee, Principal Executive Officer

	*James P. Quinn	Trustee

	*Richard A Redeker	Trustee

	*Stephen G. Stoneburn	Trustee

	* Grace C. Torres	Trustee

	* M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer

* By:	/s/ Claudia DiGiacomo	Attorney-in-Fact	January 16, 2015
Claudia DiGiacomo

Prudential Investment Portfolios 3

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description

10(e)	Class R waiver for Prudential Strategic Value Fund.
(f)	Class R waiver for Target Large Capitalization Value Portfolio.
(g)	Management fee waiver for Prudential Strategic Value Fund.
(11)	Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP counsel to the Registrant.
(12)	Form of Opinion and consent of Willkie Farr & Gallagher LLP, counsel to the Registrant.
(14)(a)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.
(b)	Consent of KPMG LLP, independent registered public accounting firm, for Target Large Capitalization Value Portfolio.
(16)	Power of attorney.
(17)	Form of proxy card.